                                                                    Exhibit 99.3

                              SECURITY AGREEMENT
                              ------------------

     THIS SECURITY AGREEMENT ("Agreement") is made and entered into as of the
                               ---------
31st day of December, 2001 by Healthcare Holdings, Inc., a Nevada corporation ("Debtor"), in favor of LTC Properties, Inc., a Maryland corporation ("Secured
                                                                       -------
Party"), with reference to the following facts and circumstances.
-----

     A.   Secured Party has agreed to extend a Loan (the "Loan") to Debtor,
                                                          ----
which Loan is evidenced by that certain Promissory Note of even date herewith executed by Debtor in favor of Secured Party (the "Note").
                                                   ----

     B. To secure its obligations under the Loan, Debtor has agreed, among other things, to grant Secured Party a security interest in all assets of Maker, whether heretofore or hereafter acquired.

     NOW, THEREFORE, IN CONSIDERATION of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

     32.  Grant of Security Interest. As security for Debtor's due and punctual
          --------------------------
performance of the Obligations (as hereinafter defined), Debtor hereby pledges with and delivers to Secured Party the Collateral (as hereinafter defined), and grants, assigns, transfers and conveys to Secured Party a continuing security interest in all of Debtor's right, title and interest in and to the Collateral.

     33.  Obligations. This Agreement, and Debtor's pledge of and grant to
          -----------
Secured Party of a security interest in and to the Collateral, is made to secure: (i) due and punctual performance of Debtor's obligation to make any and all payments when and as due under the Note, and any other note or instrument executed by Debtor and payable to Secured Party which recites that it is secured hereby, including any and all amendments, modifications, renewals, extensions, substitutions or replacements hereof or thereof, including any future advances which are made pursuant to the terms of the Note or any such note or instrument and the performance and discharge of each and every obligation of Debtor set forth in the Note or any such note or notes; (ii) payment of all other sums, with interest thereon, herein or in the Note, or any such note or notes, or any part thereof; (iii) due, prompt and complete observance and performance of each and every obligation, covenant and agreement of Debtor contained herein, in the Note, or in any other instrument executed by Debtor for the purpose of further securing the indebtedness evidenced by the Note, or such note or notes, or any part thereof (collectively, the "Obligations").
                                 -----------

     34.  Collateral. As used herein, the term "Collateral" shall collectively
          ----------                            ----------
and severally mean all assets of Maker, including, but not limited to the following:

          (a) $5,715,000 of 5.625% convertible subordinated debentures due May 2003 issued by Assisted Living Concepts, Inc. ("ALF"); 30,847 shares of ALF common stock; junior and senior debentures, and 1,238,076 common shares to be issued by ALF pursuant to the First Amended Joint Plan of Reorganization of ALF ("Plan") filed by ALF with the United States Bankruptcy Court for the District of Delaware, Case Nos. 01-1064 and 01-10670 and which Plan was subsequently confirmed on December 5, 2001 as set forth in, and subject to, that certain Findings of Fact, Conclusions of Law and Order Under 11 U.S.C. Section 1129 and Rule 3020 confirming the Plan.

          (b)  Accounts. All accounts, general intangibles, chattel paper,
               --------
instruments (as defined in the California Uniform Commercial Code (the "Code")), and other obligations of any kind, now owned or held or hereafter acquired by the Debtor, including, without limitation, insurance claims, insurance settlement proceeds, tax refund claims and tax refunds arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, general intangibles, chattel paper, instruments or obligations, and all books and records relating to any of the foregoing (any and all of the foregoing being the "Accounts");
                                                   --------

          (c)  Instruments. All notes and other instruments and any instrument
               -----------
which constitutes a part of chattel paper, and other evidences of indebtedness in which the Debtor now or hereafter has any interest, to the extent of that interest;

          (d)  Documents. All documents (as defined in the Code) in which the
               ---------
Debtor now or hereafter has any interest, to the extent of that interest;

          (e)  Chattel Paper. All chattel paper in which the Debtor now or
               -------------
hereafter has any interest;

          (f)  General Intangibles. All General Intangibles (as hereinafter
               -------------------
defined) in which the Debtor now or hereafter has any interest, to the extent of
         -----------------------------------------------------
that interest. "General Intangibles" means any "general intangibles," as such
                -------------------
term is defined in the Code, and shall include, without limitation, (i) all patents, patent applications, trademarks, trademark registrations, trade names and trademark applications; (ii) license agreements with any other party, whether the Debtor is a licensor or licenses under any such license agreement, and the right to prepare for sale, sell and advertise for sale all inventory now or hereafter covered by such licenses; (iii) all of the Debtor's books, records and files, including computer software and tapes and all other forms of electronic information storage; (iv) copyrights and other rights in intellectual property; (v) interests in partnerships, joint ventures and other business associations; (vi) licenses and permits; (vii) trade secrets, proprietary or confidential information, customer lists, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, and goodwill; (viii) claims in or under insurance policies, including unearned premiums; (ix) uncertificated securities; (x) deposit accounts; (xi) rights to receive tax refunds and other payments; (xii) rights of indemnification; and (xiii) all of the Debtor's rights under any warranties or guaranties of any kind, including equipment, machinery or services;

          (g)  Contracts. All of the Debtor's rights under all contracts
               ---------
undertakings or agreements (other than rights evidenced by chattel paper, documents or instruments) in or under which the Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof;

          (h)  Money and Other Personal Property. All money (as defined in the
               ---------------------------------
Code) and all other goods and personal property in which the Debtor has any interest, to the extent of that interest, whether now or hereafter owned or existing, leased, consigned by or to or acquired by the Debtor and wherever located; and

          (i)  Stock. All of the outstanding capital stock of Debtor and its
               -----
subsidiaries now formed or to be formed.

          (j)  Proceeds and Products. All proceeds and products of the foregoing
               ---------------------
(including, without limitation, cash proceeds and noncash proceeds resulting from the sale or other voluntary or involuntary disposition thereof or any other realization in respect thereof) and including, but not limited to, all property of any type that is acquired with any cash proceeds, and all guarantees, insurance and rights against sureties the Debtor may have in connection therewith and all proceeds and products relating thereto or therefrom, and all the Debtor's right, title and interest in and to additions, accessions, replacements and substitutions to and for the foregoing, and all documents, ledger sheets and files of the Debtor relating thereto. The term "proceeds" as
                                                                  --------
used herein shall include, without limitation, all accounts, chattel paper, deposit accounts, instruments, equipment, inventory, documents, general intangibles and other proceeds that arise from the sale, lease, transfer or other use or disposition of any kind of any of the Collateral described in the foregoing paragraphs (a) through (j), inclusive, or proceeds, and all proceeds of any type described above acquired with cash proceeds.

     35.  Delivery of Collateral. Concurrently with the execution and delivery
          ----------------------
of this Agreement, Debtor shall deliver to Secured Party debentures and all stock certificates representing the Collateral set forth in Section 3(a) and all the outstanding shares of Debtor and the subsidiaries described on Exhibit A. Debtor agrees to deliver to Secured Party stock certificates representing all the outstanding shares of any subsidiaries owned by Debtor and formed hereafter.

     36.  Declaration of Trust. If Debtor shall become entitled to receive or
          ---------------------
shall receive any goods, instruments, documents, accounts, general intangibles or other property of any kind or nature delivered to Debtor on account of or in connection with Debtor's ownership of the Collateral, Debtor shall accept and hold the same as Secured Party's agent, in trust for Secured Party, and shall forthwith, without notice or demand, endorse, transfer and deliver the same to Secured Party, accompanied, where necessary or appropriate, by assignments duly executed in blank, to be held by Secured Party as part of the Collateral.

     37.  Powers of Secured Party. Debtor appoints Secured Party its true
          -----------------------
attorney-in-fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by Secured Party's officers, employees or agents, or any of them, whether or not an Event of Default has occurred: (i) to liquidate any certificate of deposit pledged to Secured Party hereunder prior to its maturity date and to apply the proceeds thereof to payment of the Obligations or hold such proceeds as part of the Collateral, notwithstanding the fact that such liquidation may give rise to penalties for early withdrawals of funds; (ii) to sell, exchange or otherwise dispose of any portion of the Collateral if Secured Party deems such transaction reasonably necessary to preserve the value of its security interest, and to apply the proceeds thereof to payment of the Obligations, to hold such proceeds as part of the Collateral or to use such proceeds to purchase similar items of Collateral that Secured Party, in its sole discretion, deems necessary or advisable to preserve the value of its security interest; (iii) to notify any person obligated on any security, instrument or other document subject to this Agreement of Secured Party's rights hereunder;
(iv) to collect by legal proceedings or otherwise all dividends, interest, principal or other sums now or hereafter payable upon or on account of the Collateral; (v) to enter into any extension, reorganization, deposit, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral or proceeds, and in connection therewith to deposit or surrender control of the Collateral, accept other property in exchange for the Collateral, and do and perform such acts and things as Secured Party may deem proper, and any money or property received in exchange for the

Collateral may be applied to the Obligations or held by Secured Party under this Agreement; (vi) to make any compromise or settlement Secured Party deems necessary, desirable or proper in respect of the Collateral; (vii) to insure, process and preserve the Collateral; and (viii) to perform any obligation of Debtor under this Agreement, in Debtor's name or otherwise. To effect the purposes of this Agreement, or otherwise upon instructions of Debtor, Secured Party may cause the Collateral to be transferred to Secured Party's name or the name of Secured Party's nominee.

     38.  Secured Party's Care and Delivery of Collateral. Secured Party's
          -----------------------------------------------
obligation with respect to Collateral in its possession shall be strictly limited to the duty to exercise reasonable care in the custody and preservation of such Collateral, and such duty shall not include any obligation to ascertain or to initiate any action with respect to or to inform Debtor of maturity dates, conversion, call, or exchange rights, or offers to purchase the Collateral, or any similar matters, notwithstanding the Secured Party's knowledge of the same. Secured Party shall have no duty to take any steps necessary to preserve the rights of Debtor against prior parties, or to initiate any action to protect against the possibility of a decline in the market value of the Collateral. Secured Party shall not be obligated to take any action with respect to the Collateral requested by Debtor unless such request is made in writing, and Secured Party determines, in its sole discretion, that the requested actions would not unreasonably jeopardize the value of the Collateral as security for the Obligations. Secured Party may at any time deliver the Collateral, or any part thereof, to Debtor, and the receipt thereof by Debtor shall be a complete and full acquittance for the Collateral and proceeds so delivered, and Secured Party shall thereafter be discharged from any liability or responsibility therefor.

     39.  Representations and Warranties. Debtor represents and warrants to
          ------------------------------
Secured Party as follows:

          (a) Debtor is a Nevada corporation, duly incorporated, validly existing and in good standing under the laws of the State of the State of Nevada. Debtor is qualified to do business as a foreign corporation in every state in which Debtor is required to be so qualified.

          (b) Debtor has all requisite capacity and power to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly executed and delivered by Debtor, and constitutes a valid and binding obligation of Debtor, enforceable in accordance with its terms.

          (c) Debtor owns the Collateral free and clear of all liens, claims, encumbrances, security interests or equities, other than the security interest created hereby.

          (d) Debtor has not sold, transferred, assigned or conveyed the Collateral, or any portion thereof, to any person other than Secured Party.

     40.  Covenants and Agreements of Debtor. Debtor covenants and agrees with
          ----------------------------------
Secured Party that from the date hereof and until payment and satisfaction in full of each and all of the Obligations, unless Secured Party shall otherwise consent in writing, Debtor will:

          (a) Duly observe and perform each and every term and condition of any and all agreements, instruments and documents relating to the Collateral, and diligently protect and enforce its rights under all such agreements.

          (b) Give Secured Party ten (10) days prior written notice before changing its principal residence or place of business or moving its books and records to a location other than that set forth in Section 17 hereof.

          (c) Not sell, lease, assign, transfer, convey, pledge, hypothecate, mortgage or further encumber any of the Collateral, provided that Debtor may sell Inventory in the ordinary course of business.

          (d) Promptly pay or otherwise cause to be discharged any lien, charge, security interest or other encumbrance that may attach to the Collateral, or any portion thereof, other than pursuant to this Agreement.

          (e) Promptly notify Secured Party of any attachment or other legal process levied against any of the Collateral and any information received by Debtor relating to the Collateral, or to other persons obligated in connection therewith, and of any threatened or filed claims or proceedings, that might in any way affect or impair Secured Party's security interest in the Collateral or the rights and remedies of Secured Party with respect thereto.

          (f) Defend the Collateral against all claims, liens, security interests, demands and other encumbrances of third parties at any time claiming an interest in the Collateral that is adverse to Secured Party's interest in the Collateral hereunder.

          (g) Notify Secured Party in the event of any occurrence that may materially or adversely affect the security interest of Secured Party in the Collateral.

          (h) At the request of Secured Party, execute and permit to be filed one or more financing statements, and amendments thereto, under the California Uniform Commercial Code and any other applicable state's Uniform Commercial Code naming Debtor as debtor and Secured Party as secured party and indicating therein the types or describing the Collateral.

          (i) Not, without the prior written consent of Secured Party, execute, file or authorize or permit to be filed in any jurisdiction or with any governmental authority any financing or similar statement relating to the Collateral, or any portion thereof, in which any person other than Secured Party is named as a secured party thereunder.

          (j) Reimburse Secured Party upon demand for any costs and fees, including reasonable attorneys' fees and accountants' fees and other expenses, incurred in collecting any sums payable by Debtor under any of the Obligations secured hereby, enforcing any term or provision of this Agreement or otherwise in the collection of the Collateral and the preparation and enforcement of any agreement relating thereto.

          (k) Upon request of Secured Party, furnish within ten (10) days thereafter to Secured Party or to any proposed assignee of Secured Party, a written statement in form satisfactory to Secured Party, duly acknowledged, certifying the amount of the principal and interest then owing under the obligations and liabilities set forth in the Note, and stating that no claims, offsets or defenses exist with respect to the Note, this Agreement or any of the Loan Documents of any nature whatsoever.

          (l) Execute and deliver to Secured Party any and all further agreements, instruments, or documents and take any and all such further action as Secured Party, in its sole discretion, may deem necessary or advisable in order to evidence, effectuate, perfect, protect, maintain, or realize upon Secured Party's security interest in the Collateral or the priority thereof.

     41.  Events of Default. The occurrence of any of the following shall
          -----------------
constitute an "Event of Default" hereunder:

          (a) Failure to make prompt and punctual payment or performance when due of any of the Obligations, including without limitation, any Event of Default under the Note.

          (b) Any representation or warranty herein, in the Note, or in any other instrument executed by Debtor in connection with its obligations hereunder, proves materially false or misleading in any way.

          (c) Breach of any covenant or promise contained herein or in any other instrument executed by Debtor in connection with its obligations hereunder.

          (d) Debtor becomes insolvent, generally is not paying its debts as such debts become due, or makes an assignment for the benefit of creditors.

          (e) Any case is commenced by or against Debtor, under any bankruptcy, reorganization, arrangement, readjustment of debt or moratorium law or similar statute if, with respect to a case commenced against Debtor, such case is not dismissed within sixty (60) days.

          (f) Any writ of attachment, garnishment, execution or other legal process is issued against any property of Debtor, if such writ, garnishment, execution or other process is not fully vacated within sixty (60) days.

          (g) Debtor seeks, consents to, acquiesces in or fails to cause to be vacated or stayed within sixty (60) days (or vacated within sixty (60) days of any such stay) the appointment of a receiver, trustee or conservator of all or any substantial portion of Debtor's property.

     42.  Secured Party's Remedies. If an Event of Default or Change of Control
          ------------------------
(as defined in the Note) occurs hereunder, then, Secured Party may, at its option, but is not required to, do any one or more of the following without demand or notice to Debtor:

          (a) Declare all of the Obligations immediately due and payable in full, notwithstanding the terms of any other writing or evidence of debt;

          (b) Transfer the Collateral into Secured Party's name or that of its nominee;

          (c) From time to time, proceed with the foreclosure of Secured Party's security interest and sale of the Collateral, or any portion of it, in any manner permitted by law or provided for herein;

          (d) Take possession of and retain the Collateral in satisfaction of the Obligations; or

          (e) Exercise any and all remedies of a secured party under the California Uniform Commercial Code or as otherwise provided by law.

     43.  Application of Proceeds. After the occurrence of an Event of Default,
          -----------------------
all income and distributions with respect to the Collateral and all proceeds from any sale of the Collateral pursuant hereto shall be applied as follows:

          (a) First, in such order as Secured Party shall in its sole discretion determine, (i) to the payment of all costs and expenses incurred by Secured Party in connection with any sale of the Collateral, including, without limitation, all court costs and the reasonable fees and expenses of counsel for Secured Party in connection therewith; and (ii) the payment of any and all other costs and expenses paid or incurred by Secured Party in connection with this Agreement or otherwise in connection with the Obligations or the exercise of any right or remedy hereunder;

          (b)  Second, to the payment of interest on the Obligations;

          (c)  Third, to the payment or satisfaction of the Obligations; and

          (d) Fourth, any amounts remaining after the foregoing applications shall be remitted to Debtor or as a court of competent jurisdiction may otherwise direct.

     44.  Power of Attorney.
          -----------------

          (a) Debtor does hereby irrevocably make, constitute and appoint Secured Party or any of its officers or designees its true and lawful attorney-in-fact with full power in the name of Secured Party or Debtor to receive, open and dispose of all mail relating to the Collateral addressed to Debtor (provided, however, that Secured Party shall provide Debtor with a copy of any mail so received), and to endorse any notes, checks, drafts, money orders or other evidence of payment relating to the Collateral that may come into the possession of Secured Party, and to do any and all other acts necessary or proper to carry out the intent of this Agreement, and Debtor hereby ratifies and confirms all that Secured Party or its substitutes shall properly do by virtue hereof;

          (b) Debtor does hereby further irrevocably make, constitute and appoint Secured Party or any of its officers or designees its true and lawful attorney-in-fact in the name of Secured Party or Debtor, (i) to enforce all Debtor's rights under and pursuant to all agreements with respect to the Collateral, all for the sole benefit of Secured Party, and to enter into such other agreements as may be necessary to protect Secured Party's rights and interest in and to the Collateral; (ii) to enter into and perform such agreements as may be necessary in order to carry out the terms, covenants and conditions of this Agreement that are required to be observed or performed by Debtor; (iii) to execute such other and further pledges and assignments of the Collateral as Secured Party may reasonably require for the purpose of protecting, maintaining or enforcing the security interest granted to the Secured Party herein; and (iv) to do any and all other things necessary or proper to carry out the intention of this Agreement; and Debtor ratifies and confirms all that Secured Party as such attorney-in-fact or its substitutes shall properly do by virtue of this power of attorney; and

          (c) Each of the foregoing appointments shall be deemed coupled with an interest and irrevocable.

     45.  Private Sale Authorized.
          -----------------------

          (a) Debtor recognizes that Secured Party may be unable to effect a public sale of all or part of the Collateral. Debtor consents to a private sale even though such sale may be at prices and upon terms less favorable than if the Collateral were sold at public sales. Debtor agrees that private sales will be deemed to have been made in a commercially reasonable manner.

          (b) Debtor recognizes that a sale, public or private, of the Collateral may not be able to be effected and Secured Party or its assignee are hereby expressly authorized at their election to retain the Collateral until a sale can be effected. Until such sale, Secured Party or its assignee may elect to hold the Collateral and be treated as the owner thereof, and shall be entitled to collect all income thereon.

          (c) The purchaser or purchasers at any public or private sale of the Collateral shall take the Collateral free of any right or equity of redemption in Debtor, which rights and equities Debtor hereby expressly waives.

          (d) Debtor agrees that written notice mailed to Debtor ten (10) business days prior to the date of public sale of the Collateral or ten (10) business days prior to the date after which private sale or any other disposition of the Collateral will be made shall constitute reasonable notice for such sales.

     46.  Financing Statements and Payment Directions. To the extent permitted
          -------------------------------------------
by law, Debtor hereby authorizes Secured Party to file any amendments to or continuations of any financing statement filed with regard to the Collateral without the signature of Debtor. Debtor further authorizes Secured Party upon an Event of Default to notify any account custodian of the Collateral that all sums payable to Debtor relating to the Collateral shall be paid directly to Secured Party.

     47.  Termination. Upon satisfaction in full of all of the Obligations, and
          -----------
the satisfaction of all additional costs and expenses of Secured Party as provided herein, this Agreement shall terminate and Secured Party shall deliver to Debtor, at Debtor's expense, such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to this Agreement; provided that if Secured Party is required to return any amounts received by Secured Party on account of the Obligations, the security interests provided hereunder shall reattach.

     48.  Notices. Any notice or other communication required or permitted to
          -------
be given under this Agreement shall be in writing and sent by United States mail, registered or certified mail, postage prepaid, return receipt requested, and addressed as follows:

          If to Debtor:                 Healthcare Holdings, Inc.
          ------------                  300 Esplanade Drive, Suite 1865
                                        Oxnard, California 93030
                                        Attention:  President

          with a copy to:               Healthcare Holdings, Inc.
                                        300 Esplanade Drive, Suite 1865
                                        Oxnard, California 93030
                                        Attention:  Legal Department

          If to Secured Party:          LTC Properties, Inc.
          -------------------           300 Esplanade Drive, Suite 1860
                                        Oxnard, California 93030
                                        Attention:  Chief Financial Officer

          with a copy to:               LTC Properties, Inc.
                                        300 Esplanade Drive, Suite 1865
                                        Oxnard, California 93030
                                        Attention:  Legal Department

     or such other address as either party may from time to time specify in writing to the other in the manner aforesaid. If personally delivered, such notices or other communications shall be deemed delivered upon delivery. If sent by United States mail, registered or certified mail, postage prepaid, return receipt requested, such notices or other communications shall be deemed delivered upon delivery or refusal to accept delivery as indicated on the return receipt.

     49.  Survival of Representations. All covenants, agreements or
          ---------------------------
representations and warranties made herein and in any documents delivered pursuant hereto shall survive the execution hereof.

     50.  Assignments. Whenever in this Agreement any of the parties hereto is
          -----------
referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of Debtor contained in this Agreement shall bind and inure to the benefit of the successors and assigns of Secured Party and Debtor.

     51.  California Law. This Agreement shall be governed by, and construed and
          --------------
enforced in accordance with, the laws of the State of California, without regard to conflict of laws principles.

     52.  No Implied Waivers by Secured Party. Neither any failure nor any delay
          -----------------------------------
on the part of Secured Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege. The rights, remedies and benefits of Secured Party herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits that Secured Party may have at law, in equity, by statute or otherwise. Without limiting the generality of the foregoing, Secured Party shall have all rights and remedies of a secured party under Division 9 of the California Uniform Commercial Code, as it may be amended or superseded from time to time.

     53.  Modifications and Waivers.
          -------------------------

          (a) No modification, amendment or waiver of any provision of this Agreement, nor consent to any departure of Debtor herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          (b) No notice or demand on Debtor in any case shall entitle Debtor to any other or further notice or demand in the same, similar or other circumstances.

          (c) Debtor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing the liability of Debtor in respect of the Obligations or the Collateral and any and all other notices and demands whatsoever, whether or not relating to such instruments.

          (d) The Obligations shall not be affected by (i) the failure of Secured Party to assert any claim or demand or to enforce any right or remedy against Debtor; (ii) any extension or renewal thereof; (iii) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement or of any other agreement; or (iv) the release of any collateral held by Secured Party for the Obligations or any of them.

     54.  Severability. In case any one or more of the provisions contained in
          ------------
this Agreement should be determined by a court of law to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     55.  Service of Process.
          ------------------

          (a) Debtor hereby irrevocably submits itself to the jurisdiction of the state courts of the State of California and to the jurisdiction of the United States District Court for the Central District of California, for the purpose of any suit, action or other proceedings arising out of or based upon this Agreement or the subject matter hereof brought by Secured Party or its successors or assigns.

          (b) Debtor hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

          (c) Debtor hereby waives any right to jury trial and any offsets or counterclaims in any such action, suit or proceeding (other than compulsory counterclaims).

          (d) Debtor hereby consents to service of process by registered mail at the address to which notices are to be given. Debtor agrees that its submission to jurisdiction and its consent to service of process by mail is made for the express benefit of Secured Party.

          (e) Final judgment against Debtor in any such action, suit or proceeding shall be conclusive, and may be enforced in other jurisdictions (i) by suit, action or proceeding on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness or liability of Debtor therein described; or (ii) in any other manner permitted by applicable law, provided, however, that Secured Party may at its option bring suit, or institute other judicial proceedings against any of Debtor's assets in any state or federal court of the United States or of any country or place where such assets may be found.

     56.  Indemnity and Reimbursement of Secured Party.
          --------------------------------------------

          (a) Debtor agrees (i) to indemnify and hold harmless Secured Party, to the fullest extent permitted by law, from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) arising out of, resulting from or relating to any of the Collateral, this Agreement or the administration, enforcement, exercise or defense of any right or remedy granted to Secured Party herein; and (ii) to reimburse Secured Party for all costs and expenses, including legal fees and disbursements, incurred after the date hereof and arising out of, resulting from or relating to any of the Collateral, this Agreement or the administration, enforcement, exercise or defense of any right or remedy granted to Secured Party herein. The foregoing indemnity includes any reasonable costs incurred by Secured Party in connection with any litigation relating to the Collateral whether or not Secured Party shall be a party to such litigation, including, but not limited to, the reasonable fees and disbursements of counsel to Secured Party and any out-of-pocket costs incurred by Secured Party in appearing as a witness or in otherwise complying with legal process served upon it. In no event shall Secured Party be liable to Debtor for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof.

          (b) If Debtor shall fail to do any act or thing that it has covenanted to do hereunder or under any of the Loan Documents or any representation of warranty of Debtor to Secured Party shall have been breached, Secured Party may, but shall not be obligated to, do the same or cause it to be done or remedy any such breach and there shall be added to the Obligations hereunder the cost of such expense incurred by Secured Party in so doing, and any and all amounts expended by Secured Party in taking any such action shall be repayable to it upon its demand therefor and shall bear interest at the applicable interest rate under the Note from the date such amounts are expended to the date of repayment.

     57.  Captions. The captions in this Agreement are inserted only as a matter
          --------
of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Agreement or the relationship of the parties, and shall not affect this Agreement or the construction of any provisions herein.

     58.  Pronouns. Whenever the context so requires, the masculine shall
          --------
include the feminine and the neuter, and the singular shall include the plural, and conversely.

     59.  Counterparts. This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

     60.  Joint and Several Obligations. Whenever Debtor comprises one or more
          -----------------------------
persons or entities, the obligations and promises set forth herein shall be joint and several undertakings of each of the persons or entities executing this Agreement as Debtor, and Secured Party may proceed hereunder against any one or more of said persons or entities without waiving its right to proceed against any of the others.

                 [Remainder of Page Intentionally Left Blank]

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

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                 DEBTOR:


                                 HEALTHCARE HOLDINGS, INC.,
                                 a Nevada corporation


                                 By:   /s/ ANDRE C. DIMITRIADIS
                                       ------------------------
                                 Name: Andre C. Dimitriadis
                                 Its:  Chairman and Chief Executive Officer

                                 By:   /s/ CHRISTOPHER T. ISHIKAWA
                                       ---------------------------
                                 Name: Christopher T. Ishikawa
                                 Its:  President


                                 SECURED PARTY:


                                 LTC PROPERTIES, INC.,
                                 a Maryland corporation


                                 By:   /s/ WENDY SIMPSON
                                       -----------------
                                 Name: Wendy Simpson
                                 Its:  Vice Chairman and Chief Financial Officer

                                 By:   /s/ ALEX CHAVEZ
                                       ---------------
                                 Name: Alex Chavez
                                 Its:  Sr. Vice President and Treasurer

                                   EXHIBIT A

                                   COLLATERAL
                                   ----------


Jefferies & Company, Inc. account 980-19981-1-9 in the name of Healthcare Holdings, Inc.

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